EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 1
TO
CONSENT, WAIVER AND AMENDMENT
This AMENDMENT NO. 1 TO CONSENT, WAIVER AND AMENDMENT (the “Amendment”), dated as of June 29, 2017, is entered into by and among the undersigned in connection with that certain Consent, Waiver and Amendment, dated as of March 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Consent”), and that certain Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “PPPFA”), in each case by and among Sears Holdings Corporation, a Delaware corporation (the “Company”), certain Subsidiaries (as defined in the PPPFA) of the Company party thereto (together with the Company, the “Sears Parties”) and Pension Benefit Guaranty Corporation (“PBGC”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Consent.
WHEREAS, the Consent provides, among other things, for either the sale and contribution to the Pension Plans of sale proceeds of, or assignment as an in-kind contribution to the Pension Plans of, an Installment Interest during the period on or after August 16 and on or before September 15 of each of 2017, 2018 and 2019, by the Escrow Agent at the direction of the Designated Financial Institution, with the value thereby credited toward certain contributions to either or both of the Pension Plans, also at the direction of the Designated Financial Institution; and
WHEREAS, subsequent to entry into the Consent, PBGC, the Company and a third-party purchaser (the “DPPP Purchaser”) entered into that certain Purchase and Assignment Agreement, dated as of the date hereof (the “DPPP Purchase Agreement”), a true and correct copy of which has been delivered by the Company to PBGC, pursuant to which the DPPP Purchaser shall purchase, concurrently with the effectiveness of this Amendment, all of PBGC’s right, title, and interest in the Deferred Purchase Price Payment and all of the Company’s right, title, and interest in the Deferred Purchase Price Payment (if any), in exchange for an immediate cash payment in the amount set forth therein (the “Assignment Payment”); and
WHEREAS, the DPPP Purchase Agreement contemplates the DPPP Purchaser making the Assignment Payment to a Specified Account (as defined in the DPPP Purchase Agreement); and
WHEREAS, PBGC and the Company desire to designate the Escrow Account (as defined herein) as the Specified Account, so that the DPPP Purchaser will make the Assignment Payment directly to the Escrow Account, and not to or through any intermediate party (including any Sears Party); and
WHEREAS, once the DPPP Purchaser makes the Assignment Payment to the Escrow Account, PBGC and the Company desire the Assignment Payment to be held by the Escrow Agent in such Escrow Account solely for the benefit of PBGC and to be contributed directly by the Escrow Agent to the Pension Plans in accordance with the terms of the Escrow Agreement; and

WHEREAS, in connection with, and to more perfectly implement, the above-described sale, the Company, the other Sears Parties and PBGC desire to amend the Consent as set forth herein;
NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, it is hereby agreed as follows:
1. Amendment to Section 3(a)(ii). Section 3(a)(ii) of the Consent is hereby deleted in its entirety, and replaced with the following:
“(ii)    The Escrow Account shall be governed by the escrow agreement attached hereto as Exhibit C (as amended, restated, supplemented or otherwise modified from time to time, the “Consent Escrow Agreement”). The Escrow Account shall be under the sole dominion and control of the Escrow Agent. The Company shall designate an independent third party investment bank or other financial institution with similar capabilities (the “Designated Financial Institution”) which shall, in its sole discretion, provide instructions to the Escrow Agent as to the allocation of the Escrow Property (as defined in the Consent Escrow Agreement and used herein) between the Pension Plans for the contributions described in Section 3(a)(iii). All contributions made pursuant to Section 3(a)(iii) shall be allocated between the Pension Plans by the Designated Financial Institution in its sole discretion so as to preserve fully the ability of the Company under all applicable law to receive and make use of the credits towards statutorily required minimum funding obligations as set forth in this Consent. The Company has designated M-III Advisory Partners, LP as the Designated Financial Institution; provided that the Company may, in its sole discretion, replace such investment bank or financial institution on 30 days’ prior written notice to PBGC.”
2.    Amendment to Section 3(a)(iii). Section 3(a)(iii) of the Consent is hereby deleted in its entirety, and replaced with the following:
“(iii)     Notwithstanding any provisions of this Consent to the contrary, the Escrow Agent shall deposit the cash payment set forth in the DPPP Purchase Agreement (as defined below) from a third-party purchaser (the “DPPP Purchaser”) for the purchase of the Deferred Purchase Price Payment pursuant to that certain Purchase and Assignment Agreement, dated as of June 29, 2017 (the “DPPP Purchase Agreement”) by and among PBGC, the Company and the DPPP Purchaser into the Escrow Account. The Escrow Agent shall thereafter:
(A)     On a date that is on or after August 16th of 2017 and on or before September 15th of 2017 (such date the “2017 Contribution Date”), contribute cash in an amount equal to the value of 33-1/3% of the Escrow Property to either or both of the Pension Plans as set forth in instructions delivered by the Designated Financial Institution to the Escrow Agent in accordance with the Consent Escrow Agreement. Such contribution(s) may be credited towards the required quarterly minimum funding obligations due September 15, 2017 and December 15, 2017 for the plan year beginning December 1, 2016;

(B)     On a date that is on or after August 16th of 2018 and on or before September 15th of 2018 (such date the “2018 Contribution Date”), contribute cash in an amount equal to the value of 50% of the remaining Escrow Property to either or both of the Pension Plans as set forth in instructions delivered by the Designated Financial Institution to the Escrow Agent in accordance with the Consent Escrow Agreement. Such contribution(s) may be credited towards the required quarterly minimum funding obligations due September 15, 2018 and December 15, 2018 for the plan year beginning December 1, 2017;
(C)     On a date that is on or after August 16th of 2019 and on or before September 15th of 2019 (such date the “2019 Contribution Date”), contribute cash in an amount equal to the value of all of the remaining Escrow Property to either or both of the Pension Plans as set forth in instructions delivered by the Designated Financial Institution to the Escrow Agent in accordance with the Consent Escrow Agreement. Such contribution(s) may be credited towards the required quarterly minimum funding obligations due September 15, 2019 and December 15, 2019 for the plan year beginning December 1, 2018.
Notwithstanding subparagraphs (A), (B) and (C) above, if the Escrow Parties (as defined in the Consent Escrow Agreement) have agreed in writing to a contribution schedule different from the schedule provided in subparagraphs (A) – (C), above (an “Alternative Schedule”), the provisions of such Alternative Schedule shall apply in lieu of the foregoing.”
3.     Amendment to Section 3(a)(iv). Section 3(a)(iv) of the Consent is hereby deleted in its entirety, and replaced with the following:
“(iv)     Furthermore, upon the occurrence of a Springing Lien Event, the Escrow Agent shall promptly and irrevocably liquidate to cash and distribute any and all remaining Escrow Property to the Pension Plans, so as to effect a pro rata allocation of the aggregate value of such remaining Escrow Property between the Pension Plans based on PBGC’s then current estimates of the relative underfunding of the Pension Plans on a termination basis (the “SLE Assignment,” and the total dollar amount of such SLE Assignment to the Pension Plans, the “SLE Assignment Amount”). For the purposes of the Escrow Agreement only, the Escrow Agent shall rely on PBGC’s determination that a Springing Lien Event has occurred and shall act in accordance therewith without any duty of review or inquiry, and PBGC’s determination as to whether a Springing Lien Event has occurred shall be binding and conclusive on the Escrow Agent only; provided, however, that such determination shall not be binding on the Company, any other Sears Party or any other Person and all such Persons reserve all rights with respect to any such determination. In the event that (A) it is subsequently determined in a Final and Non-Appealable Order that (x) the alleged Springing Lien Event set forth in PBGC’s instruction to the Escrow Agent did not in fact occur and (y) the Company incurred direct damages in an amount set forth in such Final and Non-Appealable Order, as a result of PBGC’s errant instruction to the Escrow Agent and the resulting SLE Assignment and (B) notwithstanding the Company’s use of best efforts to recover such direct damages from PBGC, the Company is unable to recover all or any portion of such direct damages from

PBGC within 30 days after such Final and Non-Appealable Order becomes a Final and Non-Appealable Order, then in full satisfaction of such direct damages that the Company is unable to recover and any and all other claims related thereto, PBGC shall promptly release the lien granted by the Company to PBGC on the Royalty Collateral pursuant to Section 3(b); provided, however, that (x) PBGC shall only be required to release such lien in the amount of such direct damages that the Company is otherwise unable to recover from PBGC in the time frame set forth above and (y) under no circumstances shall the amount of such lien release exceed the SLE Assignment Amount. The Company hereby represents, warrants and covenants that, except for Schedule 3(b) Permitted Liens (as defined below), it has not Pledged and will not Pledge or otherwise hypothecate in any way the Deferred Purchase Price Payment or any Escrow Property to any other person or entity.”
4.     Escrow Account Investment. All funds in the Escrow Account shall be invested by the Escrow Agent as set forth in the Escrow Agreement.
5.     Condition Precedent to Amendment. This Amendment shall become effective on the first date on which this Amendment shall have been executed and delivered by each of the Company, the other Sears Parties and PBGC.
6. Miscellaneous.
(a) This Amendment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
(b) This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (excluding any conflicts-of-law rule or principle that might refer same to the laws of another jurisdiction). The terms of Sections 11.02 and 11.04 of the PPPFA are incorporated herein by reference, with any necessary conforming change, and the parties hereto agree to such terms.
(c)     This Amendment shall not be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification is made in accordance with the terms and provisions of Section 11.06 of the PPPFA. After giving effect to this Amendment, except as expressly set forth herein, each PPPFA Transaction Document as amended hereby shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of PBGC under any PPPFA Transaction Document.
(d)     This Amendment is a PPPFA Transaction Document. The Company and each other Sears Party hereby expressly reaffirms that, except as expressly set forth herein, (i) it is bound by all terms of the PPPFA and the other PPPFA Transaction Documents (each as amended hereby) applicable to it and (ii) it is responsible for the observance and full performance of its respective obligations thereunder.
(e)     It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of the SRC Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the SRC Trust, SRC R.E. and SRC Holdings is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the SRC Trust, SRC R.E. and SRC Holdings, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, (d) U.S. Bank Trust National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the SRC Trust, SRC R.E. and SRC Holdings in this Amendment and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the SRC Trust, SRC R.E. or SRC Holdings or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the SRC Trust, SRC R.E. or SRC Holdings under this Amendment or any other related document.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SEARS HOLDINGS CORPORATION

By: /s/ Lawrence J. Meerschaert
Name: Lawrence J. Meerschaert
Title: Vice President, Tax

SRC DEPOSITOR CORPORATION

By: /s/ Lawrence J. Meerschaert
Name: Lawrence J. Meerschaert
Title: Vice President

SRC O.P. CORPORATION

By: /s/ Lawrence J. Meerschaert
Name: Lawrence J. Meerschaert
Title: Vice President

SEARS, ROEBUCK & CO.

By: /s/ Lawrence J. Meerschaert
Name: Lawrence J. Meerschaert

Title:	Vice President Tax, Assistant Treasurer and Secretary

SEARS BRANDS, L.L.C.

By: /s/ Lawrence J. Meerschaert
Name: Lawrence J. Meerschaert
Title: Vice President

KCD IP, LLC

By: /s/ Lawrence J. Meerschaert
Name: Lawrence J. Meerschaert
Title: Vice President

SEARS ROEBUCK ACCEPTANCE CORP.

By: /s/ Lawrence J. Meerschaert
Name: Lawrence J. Meerschaert
Title: Vice President

SRC FACILITIES STATUTORY TRUST No. 2003-A,
a Delaware statutory trust acting only with respect to the
applicable SUBI Portfolio

By:    U.S. BANK TRUST NATIONAL ASSOCIATION,
a national banking association,
not in its individual capacity, but solely as SUBI Trustee

By:	/s/ Jose A. Galarza
Name:	Jose A. Galarza
Title:	Vice President

SRC REAL ESTATE (TX), LP,
a Delaware limited partnership

By: SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company, its general partner

By: SRC FACILITIES STATUTORY TRUST NO. 2003-A,
a Delaware statutory trust acting only with respect to the
applicable SUBI Portfolio,
its sole member

By: U.S. BANK TRUST NATIONAL ASSOCIATION,
a national banking association,
not in its individual capacity but solely as SUBI Trustee

By:	/s/ Jose A. Galarza
Name:	Jose A. Galarza
Title:	Vice President

SRC REAL ESTATE HOLDINGS (TX), LLC,
a Delaware limited liability company

By: SRC FACILITIES STATUTORY TRUST NO. 2003-A,
a Delaware statutory trust acting only with respect to the
applicable SUBI Portfolio,
its sole member

By: U.S. BANK TRUST NATIONAL ASSOCIATION,
a national banking association,
not in its individual capacity but solely as SUBI Trustee

By:	/s/ Jose A. Galarza
Name:	Jose A. Galarza
Title:	Vice President

PENSION BENEFIT GUARANTY
CORPORATION

By:	/s/ Karen L. Morris
Name:	Karen L. Morris
Title:	Chief of Negotiations and Restructuring